Exhibit (a.)

Articles of Incorporation

CERTIFICATE OF AMENDMENT

TO THE

ARTICLES OF INCORPORATION

OF

SIT GROWTH & INCOME FUND, INC.

The undersigned, Paul E. Rasmussen and Michael J. Radmer, the duly elected and serving Vice President/Treasurer and Secretary, respectively, of Sit Growth & Income Fund, Inc. (the “Corporation”), a Minnesota corporation, hereby certify as follows:

1.    The name of the Corporation, prior to the filing of this Certificate of Amendment, is Sit Growth & Income Fund, Inc. The name of the Corporation is being changed upon the filing of this Certificate of Amendment, as set forth below.

2.    At meetings duly called and held (pursuant to the requirements of the Minnesota Statutes, Chapter 302A) on July 26 and October 23, 1996, the Corporation’s Board of Directors and shareholders, respectively, adopted and approved the following Amended and Restated Articles of Incorporation of the Corporation to replace the Corporation’s existing Amended and Restated Articles of Incorporation in their entirety, and directed that the officers of the Corporation file the following Amended and Restated Articles of Incorporation in the office of the Minnesota Secretary of State.

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

SIT LARGE CAP GROWTH FUND, INC.

For the purpose of forming a corporation pursuant to the provisions of Minnesota Statutes, Chapter 302A, the following Restated Articles of Incorporation are adopted:

1.    The name of the corporation (the “Corporation”) is Sit Large Cap Growth Fund, Inc.

2.    The Corporation shall have general business purposes and shall have unlimited power to engage in and do any lawful act concerning any and all lawful businesses for which corporations may be organized under the Minnesota Statutes, Chapter 302A. Without limiting the generality of the foregoing, the Corporation shall have specific power:

(a)    To conduct, operate and carry on the business of a so-called “open-end” management investment company pursuant to applicable state and federal regulatory statutes, and exercise all the powers necessary and appropriate to the conduct of such operations.

(b)    To purchase, subscribe for, invest in or otherwise acquire, and to own, hold, pledge, mortgage, hypothecate, sell, possess, transfer or otherwise dispose of, or turn to account or realize upon, and generally deal in, all forms of securities of every kind, nature, character, type and form, and other financial instruments which may not be deemed to be securities, including but not limited to futures contracts and options thereon. Such securities and other financial instruments may include but are not limited to shares, stocks, bonds, debentures, notes, scrip, participation certificates, rights to subscribe, warrants, options, certificates of deposit, bankers’ acceptances, repurchase agreements, commercial paper, choses in action, evidences of indebtedness, certificates of indebtedness and certificates of interest of any and every kind and nature whatsoever, secured and unsecured, issued or to be issued, by any corporation, company, partnership (limited or general), association, trust, entity or person, public or private, whether organized under the laws of the United States, or any state, commonwealth, territory or possession thereof, or organized under the laws of any foreign country, or any state, province, territory or possession thereof, or issued or to be issued by the United States government or any agency or instrumentality thereof, options on stock indexes, stock index and interest rate futures contracts and options thereon, and other futures contracts and options thereon.

(c)    In the above provisions of this Article 2, purposes shall also be construed as powers and powers shall also be construed as purposes, and the enumeration of specific purposes or powers shall not be construed to limit other statements of purposes or to limit purposes or powers which the Corporation may otherwise have under applicable law, all of the same being separate and cumulative, and all of the same may be carried on, promoted and pursued, transacted or exercised in any place whatsoever.

3.    The Corporation shall have perpetual existence.

4.    The location and post office address of the registered office in Minnesota is 4600 Norwest Center, Minneapolis, Minnesota 55402.

5.      (a)    The total authorized number of shares of the Corporation is ten billion (10,000,000,000), all of which shall be common shares of the par value of $.001 per share (individually, a “Share” and collectively, the “Shares”). The Corporation may issue and sell any of its Shares in fractional denominations to the same extent as its whole Shares, and Shares and fractional denominations shall have, in proportion to the relative fractions represented thereby, all the rights of whole Shares, including, without limitation, the right to vote, the right to receive dividends and distributions, and the right to participate upon liquidation of the Corporation.

          (b)    The Shares may be classified by the Board of Directors in one or more classes (individually, a “Class” and, collectively, together with any other class or classes, the “Classes”) with such relative rights and preferences as shall be stated or expressed in a resolution or resolutions providing for the issue of any such Class or Classes as may be adopted from time to time by the Board of Directors of the Corporation pursuant to the authority hereby vested in the Board of Directors and Minnesota Statutes, Section 302A.401, Subd. 3, or any successor provision. The Shares of each Class may be subject to such charges and expenses (including by way of example, but not by way of limitation, front-end and deferred sales charges, expenses under Rule 12b–1 plans, administration plans, service plans, or other plans or arrangements, however designated) as may be adopted from time to time by the Board of Directors in accordance, to the extent applicable, with the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “1940 Act”), which charges and expenses may differ from those applicable to another Class, and all of the charges and expenses to which a Class is subject shall be borne by such Class and shall be appropriately reflected (in the manner determined or approved by the Board of Directors) in determining the net asset value and the amounts payable with respect to dividends and distributions on and redemptions or liquidations of, such Class. Subject to compliance with the requirements of the 1940 Act, the Board of Directors shall have the authority to provide that Shares of any Class shall be convertible (automatically, optionally or otherwise) into Shares of one or more other Classes in accordance with such requirements and procedures as may be established by the Board of Directors.

6.    The shareholders of each Class of common shares of the Corporation:

       (a)    shall not have the right to cumulate votes for the election of directors; and

       (b)    shall have no preemptive right to subscribe to any issue of shares of any Class of the Corporation now or hereafter created, designated or classified.

7.    A description of the relative rights and preferences of all Classes of Shares is as follows, unless otherwise set forth in one or more amendments to these Articles of Incorporation or in the resolutions providing for the issue of such Classes:

(a)    On any matter submitted to a vote of shareholders of the Corporation, all Shares of the Corporation then issued and outstanding and entitled to vote, irrespective of Class, shall be voted in the aggregate and not by Class, except: (i) when otherwise required by Minnesota Statutes, Chapter 302A, in which case shares will be voted by individual Class, as applicable; (ii) when otherwise required by the 1940 Act or the rules adopted thereunder, in which case shares shall be voted by individual Class, as applicable; and (iii) when the matter does not affect the interests of a particular Class thereof, in which case only shareholders of the Class affected shall be entitled to vote thereon and shall vote by individual Class.

(b)    The Board of Directors may, to the extent permitted by Minnesota Statutes, Chapter 302A or any successor provision thereto, declare and pay dividends or distributions in Shares, cash or other property on any or all Classes of Shares, the amount of such dividends and the payment thereof being wholly in the discretion of the Board of Directors.

(c)    With the approval of a majority of the shareholders of each of the affected Classes of Shares present in person or by proxy at a meeting called for the following purpose (provided that a quorum of the issued and outstanding Shares of each affected Class is present at such meeting in person or by proxy), the Board of Directors may transfer the assets of any Class to any other Class. Upon such a transfer, the Corporation shall issue Shares representing interests in the Class to which the assets were transferred in exchange for all Shares representing interests in the Class from which the assets were transferred. Such Shares shall be exchanged at their respective net asset values.

8.    The following additional provisions, when consistent with law, are hereby established for the management of the business, for the conduct of the affairs of the Corporation, and for the purpose of describing certain specific powers of the Corporation and of its directors and shareholders.

(a)    In furtherance and not in limitation of the powers conferred by statute and pursuant to these Articles of Incorporation, the Board of Directors is expressly authorized to do the following:

(i)    to make, adopt, alter, amend and repeal Bylaws of the Corporation unless reserved to the shareholders by the Bylaws or by the laws of the State of Minnesota, subject to the power of the shareholders to change or repeal such Bylaws;

(ii)    to distribute, in its discretion, for any fiscal year (in the year or in the next fiscal year) as ordinary dividends and as capital gains distributions, respectively, amounts sufficient to enable the Corporation to qualify under the Internal Revenue Code as a regulated investment company to avoid any liability for federal income tax in respect of such year. Any distribution or dividend paid to shareholders from any capital source shall be accompanied by a written statement showing the source or sources of such payment;

(iii)    to authorize, subject to such vote, consent, or approval of shareholders and other conditions, if any, as may be required by any applicable statute, rule or regulation, the execution and performance by the Corporation of any agreement or agreements with any person, corporation, association, company, trust, partnership (limited or general) or other organization whereby, subject to the supervision and control of the Board of Directors, any such other person, corporation, association, company, trust, partnership (limited or general), or other organization shall render managerial, investment advisory, distribution, transfer agent, accounting and/or other services to the Corporation (including, if deemed advisable, the management or supervision of the investment portfolios of the Corporation) upon such terms and conditions as may be provided in such agreement or agreements;

(iv)    to authorize any agreement of the character described in subparagraph (iii) of this paragraph (a) with any person, corporation, association, company, trust, partnership (limited or general) or other organization, although one or more of the members of the Board of Directors or officers of the Corporation may be the other party to any such agreement or an officer, director, employee, shareholder, or member of such other party, and no such agreement shall be invalidated or rendered voidable by reason of the existence of any such relationship;

(v)    to allot and authorize the issuance of the authorized but unissued Shares of any Class of the Corporation;

(vi)    to accept or reject subscriptions for Shares of any Class made after incorporation;

(vii)    to fix the terms, conditions and provisions of and authorize the issuance of options to purchase or subscribe for Shares of any Class including the option price or prices at which Shares may be purchased or subscribed for;

(viii)    to take any action which might be taken at a meeting of the Board of Directors, or any duly constituted committee thereof, without a meeting pursuant to a writing signed by that number of directors or committee members that would be required to taken the same action at a meeting of the Board of Directors or committee thereof at which all directors or committee members were present; provided, however, that, if such action also requires shareholder approval, such writing must be signed by all of the directors or committee members entitled to vote on such matter; and

(ix)    to determine what constitutes net income and the net asset value of the Shares of each Class of the Corporation. Any such determination made in good faith shall be final and conclusive, and shall be binding upon the Corporation, and all holders (past, present and future) of Shares of each Class thereof.

(b)    Except as provided in the next sentence of this paragraph (b), Shares of any Class hereafter issued which are redeemed, exchanged, or otherwise acquired by the Corporation shall return to the status of authorized and unissued Shares of such Class. Upon the redemption, exchange, or other acquisition by the Corporation of all outstanding Shares of any Class hereafter issued, such Shares shall return to the status of authorized and unissued Shares without designation as to Class and all provisions of these articles of incorporation relating to such Class (including, without limitation, any statement establishing or fixing the rights and preferences of such Class), shall cease to be of further effect and shall cease to be a part of these articles. Upon the occurrence of such events, the Board of Directors of the Corporation shall have the power, pursuant to Minnesota Statutes Section 302A.135, Subdivision 5 or any successor provision and without shareholder action, to cause restated articles of incorporation of the Corporation to be prepared and filed with the Secretary of State of the State of Minnesota which reflect such removal from these articles of all such provisions relating to such Class thereof.

(c)    The determination as to any of the following matters made by or pursuant to the direction of the Board of Directors consistent with these Articles of Incorporation and in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of duties, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its capital stock: namely, the amount of the obligations, liabilities and expenses of each Class of the Corporation; the amount of the net income of each Class of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends in each Class; the amount of paid-in surplus, other surplus, annual or other net profits, or net assets in excess of capital or undivided profits of each Class; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); the market value, or any sale, bid or asked price to be applied in determining the market value, of any security owned or held by the Corporation; the fair value of any other asset owned by the Corporation; the number of Shares of each Class of the Corporation issued or issuable; any matter relating to the acquisition, holding and disposition of securities and other assets by the Corporation; and any question as to whether any transaction constitutes a purchase of securities on margin, a short sale of securities, or an underwriting of the sale of, or participation in any underwriting or selling group in connection with the public distribution of any securities.

(d)    The Board of Directors or the shareholders of the Corporation may adopt, amend, affirm or reject investment policies and restrictions upon investment or the use of assets of the Corporation and may designate some such policies as fundamental and not subject to change other than by a vote of a majority of the outstanding voting securities, as such phrase is defined in the 1940 Act, of the Corporation.

9.    The Corporation shall indemnify such persons for such expenses and liabilities, in such manner, under such circumstances, and to the full extent permitted by Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended, provided, however, that no such indemnification may be made if it would be in violation of Section 17(h) of the 1940 Act, as now enacted or hereafter amended.

10.    To the fullest extent permitted by the Minnesota Statutes, Chapter 302A, as the same exists or may hereafter be amended (except as prohibited by the 1940 Act, as the same exists or may hereafter be amended), a director of the Corporation shall not be liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director.

IN WITNESS WHEREOF, the undersigned duly elected and serving Vice President/Treasurer and Secretary of the Corporation have executed this Certificate of Amendment on October        , 1996.

Paul E. Rasmussen
Vice President and Treasurer

Michael J. Radmer
Secretary

CERTIFICATE OF AMENDMENT

TO THE

ARTICLES OF INCORPORATION

OF

SIT GROWTH FUND, INC.

The undersigned, Paul E. Rasmussen and Michael J. Radmer, the duly elected and serving Vice President/Treasurer and Secretary, respectively, of Sit Growth Fund, Inc. (the “Corporation”), a Minnesota corporation, hereby certify as follows:

1.    The name of the Corporation, prior to the filing of this Certificate of Amendment, is Sit Growth Fund, Inc. The name of the Corporation is being changed upon the filing of this Certificate of Amendment, as set forth below.

2.    At meetings duly called and held (pursuant to the requirements of the Minnesota Statutes, Chapter 302A) on July 26 and October 23, 1996, the Corporation’s Board of Directors and shareholders, respectively, adopted and approved the following Amended and Restated Articles of Incorporation of the Corporation to replace the Corporation’s existing Amended and Restated Articles of Incorporation in their entirety, and directed that the officers of the Corporation file the following Amended and Restated Articles of Incorporation in the office of the Minnesota Secretary of State.

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

SIT MID CAP GROWTH FUND, INC.

For the purpose of forming a corporation pursuant to the provisions of Minnesota Statutes, Chapter 302A, the following Restated Articles of Incorporation are adopted:

1.    The name of the corporation (the “Corporation”) is Sit Mid Cap Growth Fund, Inc.

2.    The Corporation shall have general business purposes and shall have unlimited power to engage in and do any lawful act concerning any and all lawful businesses for which corporations may be organized under the Minnesota Statutes, Chapter 302A. Without limiting the generality of the foregoing, the Corporation shall have specific power:

(a)    To conduct, operate and carry on the business of a so-called “open-end” management investment company pursuant to applicable state and federal regulatory statutes, and exercise all the powers necessary and appropriate to the conduct of such operations.

(b)    To purchase, subscribe for, invest in or otherwise acquire, and to own, hold, pledge, mortgage, hypothecate, sell, possess, transfer or otherwise dispose of, or turn to account or realize upon, and generally deal in, all forms of securities of every kind, nature, character, type and form, and other financial instruments which may not be deemed to be securities, including but not limited to futures contracts and options thereon. Such securities and other financial instruments may include but are not limited to shares, stocks, bonds, debentures, notes, scrip, participation certificates, rights to subscribe, warrants, options, certificates of deposit, bankers’ acceptances, repurchase agreements, commercial paper, choses in action, evidences of indebtedness, certificates of indebtedness and certificates of interest of any and every kind and nature whatsoever, secured and unsecured, issued or to be issued, by any corporation, company, partnership (limited or general), association, trust, entity or person, public or private, whether organized under the laws of the United States, or any state, commonwealth, territory or possession thereof, or organized under the laws of any foreign country, or any state, province, territory or possession thereof, or issued or to be issued by the United States government or any agency or instrumentality thereof, options on stock indexes, stock index and interest rate futures contracts and options thereon, and other futures contracts and options thereon.

(c)    In the above provisions of this Article 2, purposes shall also be construed as powers and powers shall also be construed as purposes, and the enumeration of specific purposes or powers shall not be construed to limit other statements of purposes or to limit purposes or powers which the Corporation may otherwise have under applicable law, all of the same being separate and cumulative, and all of the same may be carried on, promoted and pursued, transacted or exercised in any place whatsoever.

3.    The Corporation shall have perpetual existence.

4.    The location and post office address of the registered office in Minnesota is 4600 Norwest Center, Minneapolis, Minnesota 55402.

5.     (a) The total authorized number of shares of the Corporation is ten billion (10,000,000,000), all of which shall be common shares of the par value of $.001 per share (individually, a “Share” and collectively, the “Shares”). The Corporation may issue and sell any of its Shares in fractional denominations to the same extent as its whole Shares, and Shares and fractional denominations shall have, in proportion to the relative fractions represented thereby, all the rights of whole Shares, including, without limitation, the right to vote, the right to receive dividends and distributions, and the right to participate upon liquidation of the Corporation.

        (b) The Shares may be classified by the Board of Directors in one or more classes (individually, a “Class” and, collectively, together with any other class or classes, the “Classes”) with such relative rights and preferences as shall be stated or expressed in a resolution or resolutions providing for the issue of any such Class or Classes as may be adopted from time to time by the Board of Directors of the Corporation pursuant to the authority hereby vested in the Board of Directors and Minnesota Statutes, Section 302A.401, Subd. 3, or any successor provision. The Shares of each Class may be subject to such charges and expenses (including by way of example, but not by way of limitation, front-end and deferred sales charges, expenses under Rule 12b–1 plans, administration plans, service plans, or other plans or arrangements, however designated) as may be adopted from time to time by the Board of Directors in accordance, to the extent applicable, with the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “1940 Act”), which charges and expenses may differ from those applicable to another Class, and all of the charges and expenses to which a Class is subject shall be borne by such Class and shall be appropriately reflected (in the manner determined or approved by the Board of Directors) in determining the net asset value and the amounts payable with respect to dividends and distributions on and redemptions or liquidations of, such Class. Subject to compliance with the requirements of the 1940 Act, the Board of Directors shall have the authority to provide that Shares of any Class shall be convertible (automatically, optionally or otherwise) into Shares of one or more other Classes in accordance with such requirements and procedures as may be established by the Board of Directors.

6.    The shareholders of each Class of common shares of the Corporation:

(a)    shall not have the right to cumulate votes for the election of directors; and

(b)    shall have no preemptive right to subscribe to any issue of shares of any Class of the Corporation now or hereafter created, designated or classified.

7.    A description of the relative rights and preferences of all Classes of Shares is as follows, unless otherwise set forth in one or more amendments to these Articles of Incorporation or in the resolutions providing for the issue of such Classes:

(a)    On any matter submitted to a vote of shareholders of the Corporation, all Shares of the Corporation then issued and outstanding and entitled to vote, irrespective of Class, shall be voted in the aggregate and not by Class, except: (i) when otherwise required by Minnesota Statutes, Chapter 302A, in which case shares will be voted by individual Class, as applicable; (ii) when otherwise required by the 1940 Act or the rules adopted thereunder, in which case shares shall be voted by individual Class, as applicable; and (iii) when the matter does not affect the interests of a particular Class thereof, in which case only shareholders of the Class affected shall be entitled to vote thereon and shall vote by individual Class.

(b)    The Board of Directors may, to the extent permitted by Minnesota Statutes, Chapter 302A or any successor provision thereto, declare and pay dividends or distributions in Shares, cash or other property on any or all Classes of Shares, the amount of such dividends and the payment thereof being wholly in the discretion of the Board of Directors.

(c)    With the approval of a majority of the shareholders of each of the affected Classes of Shares present in person or by proxy at a meeting called for the following purpose (provided that a quorum of the issued and outstanding Shares of each affected Class is present at such meeting in person or by proxy), the Board of Directors may transfer the assets of any Class to any other Class. Upon such a transfer, the Corporation shall issue Shares representing interests in the Class to which the assets were transferred in exchange for all Shares representing interests in the Class from which the assets were transferred. Such Shares shall be exchanged at their respective net asset values.

8.    The following additional provisions, when consistent with law, are hereby established for the management of the business, for the conduct of the affairs of the Corporation, and for the purpose of describing certain specific powers of the Corporation and of its directors and shareholders.

(a)    In furtherance and not in limitation of the powers conferred by statute and pursuant to these Articles of Incorporation, the Board of Directors is expressly authorized to do the following:

(i)    to make, adopt, alter, amend and repeal Bylaws of the Corporation unless reserved to the shareholders by the Bylaws or by the laws of the State of Minnesota, subject to the power of the shareholders to change or repeal such Bylaws;

(ii)    to distribute, in its discretion, for any fiscal year (in the year or in the next fiscal year) as ordinary dividends and as capital gains distributions, respectively, amounts sufficient to enable the Corporation to qualify under the Internal Revenue Code as a regulated investment company to avoid any liability for federal income tax in respect of such year. Any distribution or dividend paid to shareholders from any capital source shall be accompanied by a written statement showing the source or sources of such payment;

(iii)    to authorize, subject to such vote, consent, or approval of shareholders and other conditions, if any, as may be required by any applicable statute, rule or regulation, the execution and performance by the Corporation of any agreement or agreements with any person, corporation, association, company, trust, partnership (limited or general) or other organization whereby, subject to the supervision and control of the Board of Directors, any such other person, corporation, association, company, trust, partnership (limited or general), or other organization shall render managerial, investment advisory, distribution, transfer agent, accounting and/or other services to the Corporation (including, if deemed advisable, the management or supervision of the investment portfolios of the Corporation) upon such terms and conditions as may be provided in such agreement or agreements;

(iv)    to authorize any agreement of the character described in subparagraph (iii) of this paragraph (a) with any person, corporation, association, company, trust, partnership (limited or general) or other organization, although one or more of the members of the Board of Directors or officers of the Corporation may be the other party to any such agreement or an officer, director, employee, shareholder, or member of such other party, and no such agreement shall be invalidated or rendered voidable by reason of the existence of any such relationship;

(v)    to allot and authorize the issuance of the authorized but unissued Shares of any Class of the Corporation;

(vi)    to accept or reject subscriptions for Shares of any Class made after incorporation;

(vii)    to fix the terms, conditions and provisions of and authorize the issuance of options to purchase or subscribe for Shares of any Class including the option price or prices at which Shares may be purchased or subscribed for;

(viii)    to take any action which might be taken at a meeting of the Board of Directors, or any duly constituted committee thereof, without a meeting pursuant to a writing signed by that number of directors or committee members that would be required to taken the same action at a meeting of the Board of Directors or committee thereof at which all directors or committee members were present; provided, however, that, if such action also requires shareholder approval, such writing must be signed by all of the directors or committee members entitled to vote on such matter; and

(ix)    to determine what constitutes net income and the net asset value of the Shares of each Class of the Corporation. Any such determination made in good faith shall be final and conclusive, and shall be binding upon the Corporation, and all holders (past, present and future) of Shares of each Class thereof.

(b)    Except as provided in the next sentence of this paragraph (b), Shares of any Class hereafter issued which are redeemed, exchanged, or otherwise acquired by the Corporation shall return to the status of authorized and unissued Shares of such Class. Upon the redemption, exchange, or other acquisition by the Corporation of all outstanding Shares of any Class hereafter issued, such Shares shall return to the status of authorized and unissued Shares without designation as to Class and all provisions of these articles of incorporation relating to such Class (including, without limitation, any statement establishing or fixing the rights and preferences of such Class), shall cease to be of further effect and shall cease to be a part of these articles. Upon the occurrence of such events, the Board of Directors of the Corporation shall have the power, pursuant to Minnesota Statutes Section 302A.135, Subdivision 5 or any successor provision and without shareholder action, to cause restated articles of incorporation of the Corporation to be prepared and filed with the Secretary of State of the State of Minnesota which reflect such removal from these articles of all such provisions relating to such Class thereof.

(c)    The determination as to any of the following matters made by or pursuant to the direction of the Board of Directors consistent with these Articles of Incorporation and in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of duties, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its capital stock: namely, the amount of the obligations, liabilities and expenses of each Class of the Corporation; the amount of the net income of each Class of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends in each Class; the amount of paid-in surplus, other surplus, annual or other net profits, or net assets in excess of capital or undivided profits of each Class; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); the market value, or any sale, bid or asked price to be applied in determining the market value, of any security owned or held by the Corporation; the fair value of any other asset owned by the Corporation; the number of Shares of each Class of the Corporation issued or issuable; any matter relating to the acquisition, holding and disposition of securities and other assets by the Corporation; and any question as to whether any transaction constitutes a purchase of securities on margin, a short sale of securities, or an underwriting of the sale of, or participation in any underwriting or selling group in connection with the public distribution of any securities.

(d)    The Board of Directors or the shareholders of the Corporation may adopt, amend, affirm or reject investment policies and restrictions upon investment or the use of assets of the Corporation and may designate some such policies as fundamental and not subject to change other than by a vote of a majority of the outstanding voting securities, as such phrase is defined in the 1940 Act, of the Corporation.

9.    The Corporation shall indemnify such persons for such expenses and liabilities, in such manner, under such circumstances, and to the full extent permitted by Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended, provided, however, that no such indemnification may be made if it would be in violation of Section 17(h) of the 1940 Act, as now enacted or hereafter amended.

10.    To the fullest extent permitted by the Minnesota Statutes, Chapter 302A, as the same exists or may hereafter be amended (except as prohibited by the 1940 Act, as the same exists or may hereafter be amended), a director of the Corporation shall not be liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director.

IN WITNESS WHEREOF, the undersigned duly elected and serving Vice President/Treasurer and Secretary of the Corporation have executed this Certificate of Amendment on October         , 1996.

Paul E. Rasmussen
Vice President and Treasurer

Michael J. Radmer
Secretary

CERTIFICATE OF AMENDMENT

TO THE

ARTICLES OF INCORPORATION

OF

SIT “NEW BEGINNING” MUTUAL FUNDS, INC.

The undersigned, Jean S. Taylor and Michael J. Radmer, the duly elected and serving Vice President/Treasurer and Secretary, respectively, of Sit “New Beginning” Mutual Funds, Inc. (the “Corporation”), a Minnesota corporation, hereby certify as follows:

1.    The name of the Corporation, prior to the filing of this Certificate of Amendment, is Sit “New Beginning” Mutual Funds, Inc. The name of the Corporation is being changed upon the filing of this Certificate of Amendment, as set forth below.

2.    At meetings duly called and held (pursuant to the requirements of the Minnesota Statutes, Chapter 302A) on July 20 and October 20, 1993, the Corporation’s Board of Directors, and on October 20, 1993, the Corporation’s shareholders, adopted and approved the following Amended and Restated Articles of Incorporation of the Corporation to replace the Corporation’s existing Articles of Incorporation (as amended) in their entirety, and directed that the officers of the Corporation file the following Amended and Restated Articles of Incorporation in the office of the Minnesota Secretary of State.

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

SIT MUTUAL FUNDS, INC.

For the purpose of forming a corporation pursuant to the provisions of Minnesota Statutes, Chapter 302A, the following Restated Articles of Incorporation are adopted:

1.     The name of the corporation (the “Corporation”) is SIT Mutual Funds, Inc.

2.     The Corporation shall have general business purposes and shall have unlimited power to engage in and do any lawful act concerning any and all lawful businesses for which corporations may be organized under the Minnesota Statutes, Chapter 302A. Without limiting the generality of the foregoing, the Corporation shall have specific power:

(a)     To conduct, operate and carry on the business of a so-called “open-end” management investment company pursuant to applicable state and federal regulatory statutes, and exercise all the powers necessary and appropriate to the conduct of such operations.

(b)     To purchase, subscribe for, invest in or otherwise acquire, and to own, hold, pledge, mortgage, hypothecate, sell, possess, transfer or otherwise dispose of, or turn to account or realize upon, and generally deal in, all forms of securities of every kind, nature, character, type and form, and other financial instruments which may not be deemed to be securities, including but not limited to futures contracts and options thereon. Such securities and other financial instruments may include but are not limited to shares, stocks, bonds, debentures, notes, scrip, participation certificates, rights to subscribe, warrants, options, certificates of deposit, bankers’ acceptances, repurchase agreements, commercial paper, choses in action, evidences of indebtedness, certificates of indebtedness and certificates of interest of any and every kind and nature whatsoever, secured and unsecured, issued or to be issued, by any corporation, company, partnership (limited or general), association, trust, entity or person, public or private, whether organized under the laws of the United States, or any state, commonwealth, territory or possession thereof, or organized under the laws of any foreign country, or any state, province, territory or possession thereof, or issued or to be issued by the United States government or any agency or instrumentality thereof, options on stock indexes, stock index and interest rate futures contracts and options thereon, and other futures contracts and options thereon.

(c)     In the above provisions of this Article 2, purposes shall also be construed as powers and powers shall also be construed as purposes, and the enumeration of specific purposes or powers shall not be construed to limit other statements of purposes or to limit purposes or powers which the Corporation may otherwise have under applicable law, all of the same being separate and cumulative, and all of the same may be carried on, promoted and pursued, transacted or exercised in any place whatsoever.

3.     The Corporation shall have perpetual existence.

4.     The location and post office address of the registered office in Minnesota is 4600 Norwest Center, Minneapolis, Minnesota 55402.

5.     The total authorized number of shares of the Corporation is one trillion (1,000,000,000,000), all of which shall be common shares of the par value of $.01 per share (individually, a “Share” and collectively, the “Shares”). The Corporation may issue and sell any of its Shares in fractional denominations to the same extent as its whole Shares, and Shares and fractional denominations shall have, in proportion to the relative fractions represented thereby, all the rights of whole Shares, including, without limitation, the right to vote, the right to receive dividends and distributions, and the right to participate upon liquidation of the Corporation.

(a)     Ten billion (10,000,000,000) of the Shares may be issued by the Corporation in a series designated “Series A Common Shares,” ten billion (10,000,000,000) of the Shares may be issued by the Corporation in a series designated “Series B Common Shares,” and the remaining nine hundred eighty billion (980,000,000,000) Shares authorized by this Article 5 shall initially be undesignated Shares (the “Undesignated Shares”). Any series of the Shares shall be referred to herein individually as a “Series” and collectively herein, together with any further series from time to time created by the Board of Directors, as “Series.” The Undesignated Shares may be issued in such Series with such designations, preferences and relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, as shall be stated or expressed in a resolution or resolutions providing for the issue of any Series as may be adopted from time to time by the Board of Directors of the Corporation pursuant to the authority hereby vested in the Board of Directors. Each Series of Shares which the Board of Directors may establish, as provided herein, may evidence, if the Board of Directors shall so determine by resolution, an interest in a separate and distinct portion of the Corporation’s assets, which shall take the form of a separate portfolio of investment securities, cash and other assets. Authority to establish such separate portfolios is hereby vested in the Board of Directors of the Corporation, and such separate portfolios may be established by the Board of Directors without the authorization or approval of the holders of any Series of Shares of the Corporation. Such investment portfolios in which Shares of the Series represent interests are also hereinafter referred to as “Series.”

(b)     The Shares of each Series may be classified by the Board of Directors in one or more classes (individually, a “Class” and, collectively, together with any other class or classes within any Series, the “Classes”) with such relative rights and preferences as shall be stated

or expressed in a resolution or resolutions providing for the issue of any such Class or Classes as may be adopted from time to time by the Board of Directors of the Corporation pursuant to the authority hereby vested in the Board of Directors and Minnesota Statutes, Section 302A.401, Subd. 3, or any successor provision. The Shares of each Class within a Series may be subject to such charges and expenses (including by way of example, but not by way of limitation, front-end and deferred sales charges, expenses under Rule 12b-1 plans, administration plans, service plans, or other plans or arrangements, however designated) as may be adopted from time to time by the Board of Directors in accordance, to the extent applicable, with the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “1940 Act”), which charges and expenses may differ from those applicable to another Class within such Series, and all of the charges and expenses to which a Class is subject shall be borne by such Class and shall be appropriately reflected (in the manner determined or approved by the Board of Directors) in determining the net asset value and the amounts payable with respect to dividends and distributions on and redemptions or liquidations of, such Class. Subject to compliance with the requirements of the 1940 Act, the Board of Directors shall have the authority to provide that Shares of any Class shall be convertible (automatically, optionally or otherwise) into Shares of one or more other Classes in accordance with such requirements and procedures as may be established by the Board of Directors.

6.     The shareholders of each Series (or Class thereof) of common shares of the Corporation:

(a)     shall not have the right to cumulate votes for the election of directors; and

(b)     shall have no preemptive right to subscribe to any issue of shares of any Series (or Class thereof) of the Corporation now or hereafter created, designated or classified.

7.     A description of the relative rights and preferences of all Series of Shares (and Classes thereof) is as follows, unless otherwise set forth in one or more amendments to these Articles of Incorporation or in the resolutions providing for the issue of such Series (and Classes thereof):

(a)     On any matter submitted to a vote of shareholders of the Corporation, all Shares of the Corporation then issued and outstanding and entitled to vote, irrespective of Series or Class, shall be voted in the aggregate and not by Series or Class, except: (i) when otherwise required by Minnesota Statutes, Chapter 302A, in which case shares will be voted by individual Series or Class, as applicable; (ii) when otherwise required by the 1940 Act or the rules adopted thereunder, in which case shares shall be voted by individual Series or Class, as applicable; and (iii) when the matter does not affect the interests of a particular Series or Class thereof, in which case only shareholders of the Series or Class thereof affected shall be entitled to vote thereon and shall vote by individual Series or Class, as applicable.

(b)     All consideration received by the Corporation for the issue or sale of Shares of any Series, together with all assets, income, earnings, profits and proceeds derived therefrom (including all proceeds derived from the sale, exchange or liquidation thereof and, if applicable, any assets derived from any reinvestment of such proceeds in whatever form the same may be) shall become part of the assets of the portfolio to which the Shares of that Series relate, for all purposes, subject only to the rights of creditors, and shall be so treated upon the books of account of the Corporation. Such assets, income, earnings, profits and proceeds (including any proceeds derived from the sale, exchange or liquidation thereof and, if applicable, any assets derived from any reinvestment of such proceeds in whatever form the same may be) are herein referred to as “assets belonging to” such Series of Shares of the Corporation.

(c)     Assets of the Corporation not belonging to any particular Series are referred to herein as “General Assets.” General Assets shall be allocated to each Series in proportion to the respective net assets belonging to such Series. The determination of the Board of Directors shall be conclusive as to the amount of assets, as to the characterization of assets as those belonging to a Series or as General Assets, and as to the allocation of General Assets.

(d)     The assets belonging to a particular Series of Shares shall be charged with the liabilities incurred specifically on behalf of such Series of Shares (“Special Liabilities”). Such assets shall also be charged with a share of the general liabilities of the Corporation (“General Liabilities”) in proportion to the respective net assets belonging to such Series of common shares. The determination of the Board of Directors shall be conclusive as to the amount of liabilities, including accrued expenses and reserves, as to the characterization of any liability as a Special Liability or General Liability, and as to the allocation of General Liabilities among Series.

(e)     The Board of Directors may, to the extent permitted by Minnesota Statutes, Chapter 302A or any successor provision thereto, declare and pay dividends or distributions in Shares, cash or other property on any or all Series (or Classes thereof) of Shares, the amount of such dividends and the payment thereof being wholly in the discretion of the Board of Directors.

(f)     In the event of the liquidation or dissolution of the Corporation, holders of the Shares of any Series shall have priority over the holders of any other Series with respect to, and shall be entitled to receive, out of the assets of the Corporation available for distribution to holders of shares, the assets belonging to such Series of Shares and the General Assets allocated to such Series of Shares, and the assets so distributable to the holders of the Shares of any Series shall be distributed among such holders in proportion to the number of Shares of such Series held by each such shareholder and recorded on the books of the Corporation, except that, in the case of a Series with more than one Class of Shares, such distributions shall be adjusted to appropriately reflect any charges and expenses borne by each individual Class.

(g)     With the approval of a majority of the shareholders of each of the affected Series of Shares present in person or by proxy at a meeting called for the following purpose (provided that a quorum of the issued and outstanding Shares of the affected Series is present at such meeting in person or by proxy), the Board of Directors may transfer the assets of any Series to any other Series. Upon such a transfer, the Corporation shall issue Shares representing interests in the Series to which the assets were transferred in exchange for all Shares representing interests in the Series from which the assets were transferred. Such Shares shall be exchanged at their respective net asset values.

8.     The following additional provisions, when consistent with law, are hereby established for the management of the business, for the conduct of the affairs of the Corporation, and for the purpose of describing certain specific powers of the Corporation and its directors and shareholders.

(a)     In furtherance and not in limitation of the powers conferred by statute and pursuant to these Articles of Incorporation, the Board of Directors is expressly authorized to do the following:

(i)    to make, adopt, alter, amend and repeal Bylaws of the Corporation unless reserved to the shareholders by the Bylaws or by the laws of the State of Minnesota, subject to the power of the shareholders to change or repeal such Bylaws;

(ii)    to distribute, in its discretion, for any fiscal year (in the year or in the next fiscal year) as ordinary dividends and as capital gains distributions, respectively, amounts sufficient to enable each Series to qualify under the Internal Revenue Code as a regulated investment company to avoid any liability for federal income tax in respect of such year. Any distribution or dividend paid to shareholders from any capital source shall be accompanied by a written statement showing the source or sources of such payment;

(iii)    to authorize, subject to such vote, consent, or approval of shareholders and other conditions, if any, as may be required by any applicable statute, rule or regulation, the execution and performance by the Corporation of any agreement or agreements with any person, corporation, association, company, trust, partnership (limited or general) or other organization whereby, subject to the supervision and control of the Board of Directors, any such other person, corporation, association, company, trust, partnership (limited or general), or other organization shall render managerial, investment advisory, distribution, transfer agent, accounting and/or other services to the Corporation (including, if deemed advisable, the management or supervision of the investment portfolios of the Corporation) upon such terms and conditions as may be provided in such agreement or agreements;

(iv)    to authorize any agreement of the character described in subparagraph (iii) of this paragraph (a) with any person, corporation, association, company, trust, partnership (limited or general) or other organization, although one or more of the members of the Board of Directors or officers of the Corporation may be the other party to any such agreement or an officer, director, employee, shareholder, or member of such other party, and no such agreement shall be invalidated or rendered voidable by reason of the existence of any such relationship;

(v)    to allot and authorize the issuance of the authorized but unissued Shares of any Series, or Class thereof, of the Corporation;

(vi)    to accept or reject subscriptions for Shares of any Series, or Class thereof, made after incorporation;

(vii)    to fix the terms, conditions and provisions of and authorize the issuance of options to purchase or subscribe for Shares of any Series, or Class thereof, including the option price or prices at which Shares may be purchased or subscribed for;

(viii)    to take any action which might be taken at a meeting of the Board of Directors, or any duly constituted committee thereof, without a meeting pursuant to a writing signed by that number of directors or committee members that would be required to taken the same action at a meeting of the Board of Directors or committee thereof at which all directors or committee members were present; provided, however, that, if such action also requires shareholder approval, such writing must be signed by all of the directors or committee members entitled to vote on such matter; and

(ix)    to determine what constitutes net income, total assets and the net asset value of the Shares of each Series (or Class thereof) of the Corporation. Any such determination made in good faith shall be final and conclusive, and shall be binding upon the Corporation, and all holders (past, present and future) of Shares of each Series and Class thereof.

(b)    Except as provided in the next sentence of this paragraph (b), Shares of any Series, or Class thereof, hereafter issued which are redeemed, exchanged, or otherwise acquired by the Corporation shall return to the status of authorized and unissued Shares of such Series or Class. Upon the redemption, exchange, or other acquisition by the Corporation of all outstanding Shares of any Series (or Class thereof), hereafter issued, such Shares shall return to the status of authorized and unissued Shares without designation as to series (if no Shares of the Series remain outstanding) or with the same designation as to Series, but no designation as to class within such Series (if Shares of such Series remain outstanding, but no Shares of such Class thereof remain outstanding), and all provisions of these articles of incorporation relating to such Series, or Class thereof (including, without limitation, any statement establishing or fixing the rights and preferences of such Series, or Class thereof), shall cease to be of further effect and shall cease to be a part of these articles. Upon the occurrence of such events, the Board of Directors of the Corporation shall have the power, pursuant to Minnesota Statutes Section 302A.135, Subdivision 5 or any successor provision and without shareholder action, to cause restated articles of incorporation of the Corporation to be prepared and filed with the Secretary of State of the State of Minnesota which reflect such removal from these articles of all such provisions relating to such Series, or Class thereof.

(c)    The determination as to any of the following matters made by or pursuant to the direction of the Board of Directors consistent with these Articles of Incorporation and in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of duties, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its capital stock: namely, the amount of the assets, obligations, liabilities and expenses of each Series (or Class thereof) of the Corporation; the amount of the net income of each Series (or Class thereof) of the Corporation from dividends and interest for any period and the amount of assets at any time legally available for the payment of dividends in each Series (or Class thereof); the amount of paid-in surplus, other surplus, annual or other net profits, or net assets in excess of capital, undivided profits, or excess of profits over losses on sales of securities of each Series (or Class thereof); the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); the market value, or any sale, bid or asked price to be applied in determining the market value, of any security owned or held by or in each Series of the Corporation; the fair value of any other asset owned by or in each Series of the Corporation; the number of Shares of each Series (or Class thereof) of the Corporation issued or issuable; any matter relating to the acquisition, holding and disposition of securities and other assets by each Series of the Corporation; and any question as to whether any transaction constitutes a purchase of securities on margin, a short sale of securities, or an underwriting of the sale of, or participation in any underwriting or selling group in connection with the public distribution of any securities.

(d)    The Board of Directors or the shareholders of the Corporation may adopt, amend, affirm or reject investment policies and restrictions upon investment or the use of assets of each Series of the Corporation and may designate some such policies as fundamental and not subject to change other than by a vote of a majority of the outstanding voting securities, as such phrase is defined in the 1940 Act, of the affected Series of the Corporation.

9.    The Corporation shall indemnify such persons for such expenses and liabilities, in such manner, under such circumstances, and to the full extent permitted by Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended, provided, however, that no such indemnification may be made if it would be in violation of Section 17(h) of the 1940 Act, as now enacted or hereafter amended. ·

10.    To the fullest extent permitted by the Minnesota Statutes, Chapter 302A, as the same exists or may hereafter be amended (except as prohibited by the 1940 Act, as the same exists or may hereafter be amended), a director of the Corporation shall not be liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director.

IN WITNESS WHEREOF, the undersigned duly elected and serving Vice President/Treasurer and Secretary of the Corporation have executed this Certificate of Amendment on October 28, 1993.

Jean S. Taylor
Vice President and Treasurer

Michael J. Radmer
Secretary

CERTIFICATE OF DESIGNATION

OF

SERIES C AND SERIES D COMMON SHARES

OF

SIT MUTUAL FUNDS, INC.

The undersigned duly elected Secretary of SIT Mutual Funds, Inc., a Minnesota corporation (“Mutual Funds”). hereby certifies that the following is a true, complete and correct copy of resolutions duly adopted by a majority of the directors of the Board of Directors of Mutual Funds on February 11, 1994.

DESIGNATION OF SERlES C AND D COMMON SHARES

WHEREAS, the shareholders of SIT Mutual Funds, Inc. (“Mutual Funds), have authorized one trillion (1,000,000,000,000) shares of common stock, $.01 par value per share, of which ten billion (10,000,000,000) shares have been designated Series A Common Shares; and ten billion (10,000,000,000) shares have been designated Series B Common Shares; and

WHEREAS, said Articles of Incorporation, as amended, set forth that the balance of nine hundred eighty billion (980,000,000,000) authorized but unissued shares of common stock may be issued in such series and with such designations, preferences and relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, as shall be stated or expressed in a resolution or resolutions providing for the issue of any series of common shares as may be adopted from time to time by the Board of Directors of Mutual Funds;

NOW, THEREFORE, BE IT RESOLVED, that ten billion (10,000,000,000) of the remaining authorized but unissued common shares of Mutual Funds be, and they hereby are, designated as Series C Common Shares, and said Series C represents interest in a separate and distinct portion of Mutual Funds’ assets and liabilities, which shall take the form of a separate portfolio of investment securities, cash, other assets and liabilities.

BE IT FURTHER RESOLVED, that ten billion (10,000,000,000) of the remaining authorized but unissued common shares of Mutual Funds be, and they hereby are, designated as Series D Common Shares, and said Series D represents interest in a separate and distinct portion of Mutual Funds’ assets and liabilities, which shall take the form of a separate portfolio of investment securities, cash, other assets and liabilities.

BE IT FURTHER RESOLVED, that Articles 6 and 7 of the Articles of Incorporation, as amended, of Mutual Funds setting forth the preferences and relative, participating, optional or other special rights, and qualifications, limitations and restrictions thereof, of and among each series of common shares be, and they hereby are, adopted as the preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions thereof, of and among the Series A Common Shares, Series B Common Shares, Series C Common Shares and Series D Common Shares of Mutual Funds.

BE IT FURTHER RESOLVED, that the officers of Mutual Funds are hereby authorized and directed to file with the office of the Secretary of State of Minnesota, a Certificate of Designation setting forth the relative rights and preferences of the Series C Common Shares and the Series D Common Shares in relation to the other series of the Corporation, as required by Section 302A.401, Subd. 3(b) of the Minnesota Statutes.

BE IT FURTHER RESOLVED, that there is hereby authorized the issuance of said Series C Common Shares and Series D Common Shares, provided that such shares shall be issued at a price no less than their net asset value per share.

BE IT FURTHER RESOLVED, that upon receipt of the issuance price for the shares authorized to be issued hereinabove, either in connection with the original issues of the shares or the issue following the redemption of such shares by Mutual Funds (and after filling with the Secretary of State of the State of Minnesota pursuant to Section 302A.401, Subd. 3(b) of the Minnesota Statutes, the aforementioned Certificate of Designation setting forth the name of the corporation and the text of the relevant portions of these resolutions and certifying the adoption of such portions of these resolutions and the date of adoption), the officers of Mutual Funds are hereby authorized and directed to issue certificates representing shares (or confirm purchases to investors and credit such purchases to their accounts) of the Series C Common Shares and Series D Common Shares of Mutual Funds, and such shares are hereby declared to be validly and legally issued, fully paid and nonassessable.

IN WITNESS WHEREOF, the undersigned has signed this Certificate of Designation on behalf of Mutual Funds this 17th day of March, 1994.

CERTIFICATE OF DESIGNATION

OF

SERIES E AND SERIES F COMMON SHARES

OF

SIT MUTUAL FUNDS, INC.

The undersigned duly elected Secretary of SIT Mutual Funds, Inc., a Minnesota corporation (“Mutual Funds”), hereby certifies that the following is a true, complete and correct copy of resolutions duly adopted by a majority of the directors of the Board of Directors of Mutual Funds on July 24, 1997.

DESIGNATION OF SERIES E AND F COMMON SHARES

WHEREAS, the shareholders of SIT Mutual Funds, Inc. (“Mutual Funds”), have authorized one trillion (1,000,000,000,000) shares of common stock, $.01 par value per share, of which ten billion (10,000,000,000) shares have been designated Series A Common Shares; and ten billion (10,000,000,000) shares have been designated Series B Common Shares; and ten billion (10,000,000,000) shares have been designated Series C Common Shares; and ten billion (10,000,000,000) shares have been designated Series D Common Shares; and

WHEREAS, said Articles of Incorporation, as amended, set forth that the balance of authorized but unissued shares of common stock may be issued in such series and with such designations, preferences and relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, as shall be stated or expressed in a resolution or resolutions providing for the issue of any series of common shares as may be adopted from time to time by the Board of Directors of Mutual Funds;

NOW, THEREFORE, BE IT RESOLVED, that ten billion (10,000,000,000) of the remaining authorized by unissued common shares of Mutual Funds be, and they hereby are, designated as Series E Common Shares, and said Series E represents an interest in a separate and distinct portion of Mutual Funds’ assets and liabilities, which shall take the form of a separate portfolio of investment securities, cash, other assets and liabilities.

NOW, THEREFORE, BE IT RESOLVED, that ten billion (10,000,000,000) of the remaining authorized by unissued common shares of Mutual Funds be, and they hereby are, designated as Series F Common Shares, and said Series F represents as interest in a separate and distinct portion of Mutual Funds’ assets and liabilities, which shall take the form of a separate portfolio of investment securities, cash, other assets and liabilities.

BE IT FURTHER RESOLVED, that Articles 6 and 7 of the Articles of Incorporation, as amended, of Mutual Funds setting forth the preferences and relative, participating, optional or other special rights, and qualifications, limitations and restrictions thereof, of and among each series of common shares be, and they hereby are, adopted as the preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions thereof and among the Series A Common Shares, Series B Common Shares, Series C Common Shares, Series D Common Shares, Series E Common Shares and Series F Common Shares of Mutual Funds.

BE IT FURTHER RESOLVED, that the officers of Mutual Funds are hereby authorized and directed to file with the Secretary of State of Minnesota, a Certificate of Designation setting forth the relative rights and preferences of the Series E Common Shares and the Series F Common Shares in relation to the other series of the Corporation, as required by Section 302A.401, Subd.3(b) of the Minnesota Statutes.

BE IT FURTHER RESOLVED, that there is hereby authorized the issuance of said Series E Common Shares and Series F Common Shares, provided that such shares shall be issued at a price no less than their net asset value per share.

BE IT FURTHER RESOLVED, that upon receipt of the issuance price for the shares authorized to be issued hereinabove, either in connection with the original issue of the shares or the issue following the redemption of such shares by Mutual Funds (and after filing with the Secretary of State of Minnesota pursuant to Section 302A.401, Subd.3(b) of the Minnesota Statutes, the aforementioned Certificate of Designation setting forth the name of the corporation and the text of the relevant portions of these resolutions and certifying the adoption of such portions of these resolutions and the date of adoption), the officers of Mutual Funds are hereby authorized and directed to issue certificates representing shares (or confirm purchases to investors and credit such purchases to their accounts) of the Series E Common Shares and the Series F Common Shares of Mutual Funds, and such shares are hereby declared to be validly and legally issued, fully paid and nonassessable.

IN WITNESS WHEREOF, the undersigned has signed this Certificate of Designation on behalf of Mutual Funds this 3rd day of September, 1997.

/s/ Michael J. Radmer
Michael J. Radmer

ARTICLES OF AMENDMENT

TO

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

SIT MUTUAL FUNDS, INC.

The undersigned officer of Sit Mutual Funds, Inc. (“Sit Funds”), a corporation subject to the provisions of Chapter 302A of the Minnesota statutes, hereby certifies that Sit Fund’s (a) Board of Directors, at a meeting held February 20, 2000, and (b) shareholders, at a meeting held June 15, 2000, adopted the resolutions hereinafter set forth; and such officer further certifies that the amendments to Sit Fund’s Articles of Incorporation set forth in such resolutions were adopted pursuant to Chapter 302A.

WHEREAS, Sit Funds is registered as an open-end management investment company (i.e., a mutual fund) under the Investment Company Act of 1940 and offers its shares to the public in more than one series, each of which represents a separate and distinct portfolio of assets;

WHEREAS, it is desirable and in the best interest of the holders of the Sit Regional Growth Fund (“Regional Fund”), a series of Sit Funds, that the assets belonging to such series, subject to its stated liabilities, be sold to Sit Large Cap Growth Fund, Inc. (“Growth Fund”), a Minnesota corporation and an open-end management investment company registered under the Investment Company Act of 1940, in exchange for shares of Growth Fund;

WHEREAS, Sit Funds wishes to provide for the pro rata distribution of such shares of Growth Fund received by it to holders of shares of Regional Fund and the simultaneous cancellation and retirement of the outstanding shares of Regional Fund;

WHEREAS, Sit Funds and Growth Fund have entered into an Agreement and Plan of Reorganization providing for the foregoing transactions; and

WHEREAS, the Agreement and Plan of Reorganization requires that, in order to bind all shareholders of Regional Fund to the foregoing transactions, and in particular to bind such shareholders to the cancellation and retirement of the outstanding shares of Regional Fund, it is necessary to adopt an amendment to Sit Fund’s Amended and Restated Articles of Incorporation.

NOW, THEREFORE, BE IT RESOLVED, that Sit Fund’s Amended and Restated Articles of Incorporation be, and the same hereby are, amended to add the following Article 5A immediately following Article5 thereof:

5A. (a) For purposes of this Article 5A, the following terms shall have the following meanings:

“Sit Funds” means the Corporation.

‘‘Acquired Fund” means Sit Regional Growth Fund, the Series F Shares of the Corporation.

‘‘Acquiring Fund” means Sit Large Cap Growth Fund, Inc., a Minnesota corporation.

“Valuation Date” means the day established in the Agreement and Plan of Reorganization as the day upon which the value of the Acquired Fund’s assets is determined for purposes of the reorganization.

‘‘Closing Date” means 5:00 p.m., Eastern time, on the Valuation Date or such other date and time upon which Sit Funds and the Acquiring Fund agree.

(b) At the Closing Date, the assets belonging to the Acquired Fund, the Special Liabilities associated with such assets, and the General Assets and General Liabilities allocated to the Acquired Fund shall be sold to and assumed by the Acquiring Fund in return for Acquiring Fund shares, all pursuant to the Agreement and Plan of Reorganization. For purposes of the foregoing, the terms “Assets belonging to,” “Special Liabilities,” “General Assets” and “General Liabilities” have the meanings assigned to them in Article 7(b), (c) and (d) of Sit Fund’s Articles of Incorporation.

(c) The number of Acquiring Fund shares to be received by the Acquired Fund and distributed by it to the Acquired Fund shareholders shall be determined as follows:

(i) The value of the Acquired Fund’s assets and the net asset value per share of the Acquiring Fund’s shares shall be computed as of the Valuation Date using the valuation procedures set forth in the Acquiring Fund’s then-current Prospectus and Statement of Additional Information, and as may be required by the Investment Company Act of 1940, as amended (the “1940 Act”).

(ii) The total number of Acquiring Fund shares to be issued (including fractional shares, if any) in exchange for assets and liabilities of the Acquired Fund shall be determined as of the Valuation Date by dividing the value of the Acquired Fund’s assets, net of its stated liabilities on the Closing Date to be assumed by the Acquiring Fund, by the net asset value of the Acquiring Fund’s shares, each as determined pursuant to (i) above.

(iii) On the Closing Date, or as soon as practicable thereafter, the Acquired Fund shall distribute pro rata to its shareholders of record as of the Valuation Date the full and fractional Acquiring Fund shares received by the Acquired Fund pursuant to (ii) above. ·

(d) The distribution of Acquiring Fund shares to Acquired Fund shareholders provided for in paragraph (c) above shall be accomplished by an instruction, signed by Sit Funds’ Secretary, to transfer Acquiring Fund shares then credited to the Acquired Fund’s account on the books of the Acquiring Fund to open accounts on the books of the Acquiring Fund in the names of the Acquired Fund shareholders in amounts representing the respective pro rata number of Acquiring Fund shares due each such shareholder pursuant to the foregoing provisions. All issued and outstanding shares of the Acquired Fund shall simultaneously be canceled on the books of the Acquired Fund and retired.

(e) From and after the Closing Date, the Acquired Fund shares canceled and retired pursuant to paragraph (d) above shall have the status of authorized and unissued Shares of Sit Funds, without designation as to series.

IN WITNESS WHEREOF, the undersigned officer of Sit Funds has executed these Articles of Amendment on behalf of Sit Funds on July 19, 2000.

SIT MUTUAL FUNDS, INC.

CERTIFICATE OF DESIGNATION

OF

CLASS I AND CLASS S

OF

SERIES G COMMON SHARES

OF

SIT MUTUAL FUNDS, INC.

The undersigned duly elected Secretary of Sit Mutual Funds, Inc., a Minnesota corporation (“Mutual Funds”), hereby certifies that the following is a true, complete and correct copy of resolutions duly adopted by a majority of the directors of the Board of Directors of Mutual Funds on February 19, 2006.

Designation of Class I And Class S of Series G Common Shares of Sit Mutual Funds, Inc. (Sit Dividend Growth Fund)

WHEREAS, the shareholders of SIT Mutual Funds, Inc. (“Mutual Funds”), have authorized one trillion (1,000,000,000,000) shares of common stock, $.01 par value per share, of which ten billion (10,000,000,000) shares have been designated Series A Common Shares; ten billion (10,000,000,000) shares have been designated Series B Common Shares; ten billion (10,000,000,000) shares have been designated Series C Common Shares; ten billion (10,000,000,000) shares have been designated Series D Common Shares; ten billion (10,000,000,000) shares have been designated Series E Common Shares; and ten billion (10,000,000,000) shares have been designated Series G Common Shares; and

WHEREAS, Section 5(b) of the Articles of Incorporation, as amended, of Mutual Funds provides that the Shares of each Series may be classified by the Board of Directors in one or more classes with such relative rights and preferences as shall be stated or expressed in a resolution or resolutions as may be adopted from time to time by the Board of Directors.

NOW, THEREFORE, BE IT RESOLVED, that of the ten billion (10,000,000,000) shares which have been designated Series G Common Shares, one billion (1,000,000,000) Shares shall be designated Class I Shares, and one billion (1,000,000,000) Shares shall be designated Class S Shares, and the Shares which are issued and outstanding on March 31, 2006 shall be redesignated and deemed to be Class I Shares.

BE IT FURTHER RESOLVED, that the Class I and Class S Common Shares designated by these resolutions shall have the relative rights and preferences set forth in Articles 5, 6 and 7 of the Articles of Incorporation of Mutual Funds. As provided in Article 5(b) of such Articles of Incorporation, any Class of Common Shares designated by these resolutions may be subject to such charges and expenses (including by way of example, but not by way of limitation, such front-end and deferred sales changes as may be permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)

and the rules of the National Association of Securities Dealers, Inc., and expenses under Rule 12b-1 plans, administration plans, service plans, or other plans or arrangements, however designated) as may be adopted from time to time by the Board of Directors of Mutual Funds in accordance, to the extent applicable, with the 1940 Act, which charges and expenses may differ from those applicable to another Class, and all of the charges and expenses to which a Class is subject shall be borne by such Class and shall be appropriately reflected in determining the net asset value and the amounts payable with respect to dividends and distributions on, and redemptions or liquidations of, such Class.

BE IT FURTHER RESOLVED, that the officers of Mutual Funds are hereby authorized and directed to file with the Secretary of State of Minnesota, a Certificate of Designation setting forth the relative rights and preferences of the Series G Common Shares (and Classes thereof) in relation to the other series of Mutual Funds, as required by Section 302A.401, Subd. 3(b) of the Minnesota Statutes.

BE IT FURTHER RESOLVED, that there is hereby authorized the issuance of said Class I and Class S of Series G Common Shares, provided such Shares shall be issued at a price no less than their net asset value per share.

BE IT FURTHER RESOLVED, that upon receipt of the issuance price for the shares authorized to be issued hereinabove, either in connection with the original issue of the shares or the issue following the redemption of such shares by Mutual Funds (and after filing with the Secretary of State of the State of Minnesota pursuant to Section 302A.401, Subd. 3(b) of the Minnesota Statutes, the aforementioned Certificate of Designation setting forth the name of the corporation and the text of the relevant portions of these resolutions and certifying the adoption of such portions of these resolutions and the date of adoption), the officers of Mutual Funds are hereby authorized and directed to issue certificates representing shares (or confirm purchases to investors and credit such purchases to their accounts) of the Class I and Class S of Series G Common Shares of Mutual Funds, and such Shares are hereby declared to be validly and legally issued, fully paid and nonassessable.

IN WITNESS WHEREOF, the undersigned has signed this Certificate of Designation on behalf of Mutual Funds this 16th day of March, 2006.

/s/ Michael J. Radmer
Michael J. Radmer
Secretary

ARTICLES OF AMENDMENT

TO

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

SIT MUTUAL FUNDS, INC.

The undersigned officer of Sit Mutual Funds, Inc. (“Sit Funds”), a corporation subject to the provisions of Chapter 302A of the Minnesota statutes, hereby certifies that Sit Fund’s Board of Directors, at a meeting held on July 23, 2007, and (b) shareholders, at a meeting held October 30, 2007, adopted the resolutions hereinafter set forth; and such officer further certifies that the amendments to Sit Fund’s Articles of Incorporation set forth in such resolutions were adopted pursuant to Chapter 302A.

WHEREAS, Sit Funds is registered as an open-end management investment company (i.e., a mutual fund) under the Investment Company Act of 1940 and offers its shares to the public in more than one series, each of which represents a separate and distinct portfolio of assets;

WHEREAS, it is desirable and in the best interest of the holders of Sit Science and Technology Growth Fund (“Science and Technology Fund”), a series of the Sit Funds, that the assets belonging to such series, subject to its stated liabilities, be sold to Sit Mid Cap Growth Fund, Inc. (“Mid Cap Fund”), a Minnesota corporation and an open-end management investment company registered under the Investment Company Act of 1940, in exchange for shares of Mid Cap Fund;

WHEREAS, Sit Funds wishes to provide for the pro rata distribution of such shares of Mid Cap Fund received by it to holders of shares of Science and Technology Fund and the simultaneous cancellation and retirement of the outstanding shares of Science and Technology Fund;

WHEREAS, Sit Funds and Mid Cap Fund have entered into an Agreement and Plan of Reorganization providing for the foregoing transactions; and

WHEREAS, the Agreement and Plan of Reorganization requires that, in order to bind all shareholders of Science and Technology Fund to the foregoing transactions, and in particular to bind such shareholders to the cancellation and retirement of the outstanding shares of Science and Technology Fund, it is necessary to adopt an amendment to the Sit Fund’s Amended and Restated Articles of Incorporation.

NOW, THEREFORE, BE IT RESOLVED, that Sit Fund’s Amended and Restated Articles of Incorporation be, and the same hereby are, amended to delete Article 5A in its entirety and replace it with the following:

5A. (a) For purposes of this Article 5A, the following terms shall have the following meanings:

“Sit Funds” means the Corporation.

“Acquired Fund” means Sit Science and Technology Growth Fund, the Series E Shares of the Corporation.

“Acquiring Fund” means Sit Mid Cap Growth Fund, Inc., a Minnesota corporation.

“Valuation Date” means the day established in the Agreement and Plan of Reorganization as the day upon which the value of the Acquired Fund’s assets is determined for purposes of the reorganization.

“Closing Date” means 5:00 p.m., Central time, on the Valuation Date or such other date and time upon which Sit Funds and the Acquiring Fund agree.

(b) At the Closing Date, the assets belonging to the Acquired Fund, the Special Liabilities associated with such assets, and the General Assets and General Liabilities allocated to the Acquired Fund shall be sold to and assumed by the Acquiring Fund in return for Acquiring Fund shares, all pursuant to the Agreement and Plan of Reorganization. For purposes of the foregoing, the terms “Assets belonging to,” “Special Liabilities,” “General Assets,” and “General Liabilities” have meanings assigned to them in Article 7(b), (c) and (d) of Sit Fund’s Articles of Incorporation.

(c) The number of Acquiring Fund shares to be received by the Acquired Fund and distributed by it to the Acquired Fund shareholders shall be determined as follows:

(i) The value of the Acquired Fund’s assets and the net asset value per share of the Acquiring Fund’s shares shall be computed as of the Valuation Date using the valuation procedures set forth in the Acquiring Fund’s then-current Prospectus and Statement of Additional Information, and as may be required by the Investment Company Act of 1940, as amended (the “1940 Act”).

(ii) The total number of Acquiring Fund shares to be issued (including fractional shares, if any) in exchange for assets and liabilities of the Acquired Fund shall be determined as of the Valuation Date by dividing the value of the Acquired Fund’s assets, net of its stated liabilities on the Closing Date to be assumed by the Acquiring Fund, by the net asset value of the Acquiring Fund’s shares, each as determined pursuant to (i) above.

(iii) On the Closing Date, or as soon as practicable thereafter, the Acquired Fund shall distribute pro rata to its shareholders of record as of the Valuation Date the full and fractional Acquiring Fund shares received by the Acquired Fund pursuant to (ii) above.

(d) The distribution of Acquiring Fund shares to Acquired Fund shareholders provided for in paragraph (c) above shall be accomplished by an instruction, signed by Sit Funds’ Secretary, to transfer Acquiring Fund shares then credited to the Acquired Fund’s account on the books of the Acquiring Fund to open accounts on the books of the Acquiring Fund in the names of the Acquired Fund shareholders in amounts representing the respective pro rata number of Acquiring Fund shares due each such shareholder pursuant to the foregoing provisions. All issued and outstanding shares of the Acquired Fund shall simultaneously be canceled on the books of the Acquired Fund and retired.

(e) From and after the Closing Date, the Acquired Fund shares canceled and retired pursuant to paragraph (d) above shall have the status of authorized and unissued Shares of Sit Funds, without designation as to series.

IN WITNESS WHEREOF, the undersigned officer of Sit Funds has executed these Articles of Amendment of behalf of Sit Funds on August 21, 2007.

CERTIFICATE OF DESIGNATION

OF

SERIES H COMMON SHARES

AND

CLASS I AND CLASS S

OF SUCH

SERIES H COMMON SHARES OF

SIT MUTUAL FUNDS, INC.

The undersigned duly elected Vice President, Treasurer and Chief Compliance Officer of

Sit Mutual Funds, Inc., a Minnesota corporation (“Mutual Funds”), hereby certifies that the following is a true, complete and correct copy of resolutions duly adopted by a majority of the directors of the Board of Directors of Mutual Funds on July 24, 2008.

Designation of Series H Common Shares of Sit Mutual Funds, Inc. (Sit Global Dividend Growth Fund)

WHEREAS, the shareholders of Sit Mutual Funds, Inc. (“Mutual Funds”), have authorized one trillion (1,000,000,000,000) shares of common stock, $.01 par value per share, of which ten billion (10,000,000,000) shares have been designated Series A Common Shares; ten billion (10,000,000,000) shares have been designated Series B Common Shares; ten billion (10,000,000,000) shares have been designated Series C Common Shares; ten billion (10,000,000,000) shares have been designated Series D Common Shares; ten billion (10,000,000,000) shares have been designated Series G; and

WHEREAS, said Articles of Incorporation, as amended, set forth that the balance of authorized but unissued shares of common stock may be issued in such series and with such designations, preferences and relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, as shall be stated or expressed in a resolution or resolutions providing for the issue of any series of common shares as may be adopted from time to time by the Board of Directors of Mutual Funds;

NOW, THEREFORE, BE IT RESOLVED, that ten billion (10,000,000,000) of the remaining authorized but unissued common shares of Mutual Funds be, and they hereby are, designated as Series H Common Shares, and said Series H represents an interest in a separate and distinct portion of Mutual Funds’ assets and liabilities, which shall take the form of a separate portfolio of investment securities, cash, other assets and liabilities.

BE IT FURTHER RESOLVED, that Articles 6 and 7 of the Articles of Incorporation as amended, of Mutual Funds setting forth the preferences and relative, participating, optional or other special rights, and qualifications, limitations and restrictions thereof, of and among each series of common shares be, and they hereby are, adopted as the preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions thereof, of and among the Series A Common Shares, Series B Common Shares, Series C Common Shares, Series D Common Shares, Series G

Common Shares, and Series H Common Shares of Mutual Funds.

BE IT FURTHER RESOLVED, that the officers of Mutual Funds are hereby authorized and directed to file with the Secretary of State of the State of Minnesota, a Certificate of Designation setting forth the relative rights and preferences of the Series H Common Shares in relation to the other series of Mutual Funds, as required by

Section 302A.401, Subd. 3(b) of the Minnesota Statutes.

BE IT FURTHER RESOLVED, that there is hereby authorized the issuance of said Series H Common Shares, provided that such shares shall be issued at a price no less than their net asset value per share.

BE IT FURTHER RESOLVED, that upon receipt of the issuance price for the shares authorized to be issued hereinabove, either in connection with the original issue of the shares or the issue following the redemption of such shares by Mutual Funds (and after filing with the Secretary of State of the State of Minnesota pursuant to Section 302A.401, Subd 3(b) of the Minnesota Statutes, the aforementioned Certificate of Designation setting forth the name of the corporation and the text of the relevant portions of these resolutions and certifying the adoption of such portions of these resolutions and the date of adoption), the officers of Mutual Funds are hereby authorized and directed to issue certificates representing shares (or confirm purchases to investors and credit such purchases to their accounts) of the Series H Common Shares of Mutual Funds, and such shares are hereby declared to be validly and legally issued, fully paid and nonassessable.

Designation of Class I and Class S of Series H Common Shares of Sit Mutual Funds, Inc. (Sit Global Dividend Growth Fund

WHEREAS, the shareholders of SIT Mutual Funds, Inc. (“Mutual Funds”), have authorized one trillion (1,000,000,000,000) shares of common stock, $.01 par value per share, of which ten billion (10,000,000,000) shares have been designated Series A Common Shares; ten billion (10,000,000,000) shares have been designated Series B Common Shares; ten billion (10,000,000,000) shares have been designated Series C Common Shares; ten billion (10,000,000,000) shares have been designated Series D Common Shares; ten billion (10,000,000,000) shares have been designated Series G; and ten billion (10,000,000,000) shares have been designated Series H Common Shares; and

WHEREAS, Section 5(b) of the Articles of Incorporation, as amended, of Mutual Funds provides that the Shares of each Series may be classified by the Board of Directors in one or more classes with such relative rights and preferences as shall be stated or expressed in a resolution or resolutions as may be adopted from time to time by the Board of Directors.

NOW THEREFORE, BE IT RESOLVED, that of the ten billion (10,000,000,000) shares which have been designated Series H Common Shares, one billion (1,000,000,000) Shares shall be designated Class I Shares, and one billion (1,000,000,000) Shares shall be designated Class S Shares.

BE IT FURTHER RESOLVED, that the Class I and Class S Common Shares designated by these resolutions shall have the relative rights and preferences set forth in Articles 5, 6 and 7 of the Articles of Incorporation of Mutual Funds. As provided in Article 5(b) of such Articles of Incorporation, any Class of Common Shares designated by these resolutions may be subject to such charges and expenses (including by way of example, but not by way of limitation, such front-end and deferred sales changes as may be permitted under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules of the Financial Industry Regulatory Authority, and expenses under Rule 12b-1 plans, administration plans, service plans, or other plans or arrangements, however designated) as may be adopted from time to time by the Board of Directors of Mutual

Funds in accordance, to the extent applicable, with the 1940 Act, which charges and expenses may differ from those applicable to another Class, and all of the charges and expenses to which a Class is subject shall be borne by such Class and shall be appropriately reflected in determining the net asset value and the amounts payable with respect to dividends and distributions on, and redemptions or liquidations of, such Class.

BE IT FURTHER RESOLVED, that the officers of Mutual Funds are hereby authorized and directed to file with the Secretary of State of the State of Minnesota, a Certificate of Designation setting forth the relative rights and preferences of the Series H Common Shares (and Class I and Class S thereof) in relation to the other series of Mutual Funds, as required by Section 302A.401, Subd. 3(b) of the Minnesota Statutes.

BE IT FURTHER RESOLVED, that there is hereby authorized the issuance of said Class I and Class S of Series H Common Shares, provided such Shares shall be issued at a price no less than their net asset value per share.

BE IT FURTHER RESOLVED, that upon receipt of the issuance price for the shares authorized to be issued hereinabove, either in connection with the original issue of the shares or the issue following the redemption of such shares by Mutual Funds (and after filing with the Secretary of State of the State of Minnesota pursuant to Section 302A.401, Subd. 3(b) of the Minnesota Statutes, the aforementioned Certificate of Designation setting forth the name of the corporation and the text of the relevant portions of these resolutions and certifying the adoption of such portions of these resolutions and the date of adoption), the officers of Mutual Funds are hereby authorized and directed to issue certificates representing shares (or confirm purchases to investors and credit such purchases to their accounts) of the Class I and Class S of Series H Common Shares of Mutual Funds, and such Shares are hereby declared to be validly and legally issued, fully paid and nonassessable.

IN WITNESS WHEREOF, the undersigned has signed this Certificate of Designation on behalf of Mutual Funds this 15th day of September, 2008.

/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer and Chief Compliance
Officer

CERTIFICATE OF DESIGNATION

OF

SERIES I COMMON SHARES

AND

CLASS I AND CLASS S

OF SUCH

SERIES I COMMON SHARES OF

SIT MUTUAL FUNDS, INC.

The undersigned duly elected Vice President, Treasurer and Chief Compliance Officer of Sit Mutual Funds, Inc., a Minnesota corporation (“Mutual Funds”), hereby certifies that the following is a true, complete and correct copy of resolutions duly adopted by a majority of the directors of the Board of Directors of Mutual Funds on February 15, 2015.

Designation of Series I Common Shares of Sit Mutual Funds, Inc. (Sit Small Cap Dividend Growth Fund)

WHEREAS, the shareholders of Sit Mutual Funds, Inc. (“Mutual Funds”), have authorized one trillion (1,000,000,000,000) shares of common stock, $.01 par value per share, of which ten billion (10,000,000,000) shares have been designated Series A Common Shares; ten billion (10,000,000,000) shares have been designated Series B Common Shares; ten billion (10,000,000,000) shares have been designated Series C Common Shares; ten billion (10,000,000,000) shares have been designated Series D Common Shares; ten billion (10,000,000,000) shares have been designated Series G; Common Shares; ten billion (10,000,000,000) shares have been designated Series H; and

WHEREAS, said Articles of Incorporation, as amended, set forth that the balance of authorized but unissued shares of common stock may be issued in such series and with such designations, preferences and relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, as shall be stated or expressed in a resolution or resolutions providing for the issue of any series of common shares as may be adopted from time to time by the Board of Directors of Mutual Funds;

NOW, THEREFORE, BE IT RESOLVED, that ten billion (10,000,000,000) of the remaining authorized but unissued common shares of Mutual Funds be, and they hereby are, designated as Series I Common Shares, and said Series I represents an interest in a separate and distinct portion of Mutual Funds’ assets and liabilities, which shall take the form of a separate portfolio of investment securities, cash, other assets and liabilities.

BE IT FURTHER RESOLVED, that Articles 6 and 7 of the Articles of Incorporation as amended, of Mutual Funds setting forth the preferences and relative, participating, optional or other special rights, and qualifications, limitations and restrictions thereof, of and among each series of common shares be, and they hereby are, adopted as the preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions thereof, of and among the Series A Common Shares, Series B Common Shares, Series C Common Shares, Series D Common Shares, Series G

Common Shares, Series H Common Shares of Mutual Funds, and Series I Common Shares of Mutual Funds.

BE IT FURTHER RESOLVED, that the officers of Mutual Funds are hereby authorized and directed to file with the Secretary of State of the State of Minnesota, a Certificate of Designation setting forth the relative rights and preferences of the Series I Common Shares in relation to the other series of Mutual Funds, as required by Section 302A.401, Subd. 3(b) of the Minnesota Statutes.

BE IT FURTHER RESOLVED, that there is hereby authorized the issuance of said Series I Common Shares, provided that such shares shall be issued at a price no less than their net asset value per share.

BE IT FURTHER RESOLVED, that upon receipt of the issuance price for the shares authorized to be issued hereinabove, either in connection with the original issue of the shares or the issue following the redemption of such shares by Mutual Funds (and after filing with the Secretary of State of the State of Minnesota pursuant to Section 302A.401, Subd 3(b) of the Minnesota Statutes, the aforementioned Certificate of Designation setting forth the name of the corporation and the text of the relevant portions of these resolutions and certifying the adoption of such portions of these resolutions and the date of adoption), the officers of Mutual Funds are hereby authorized and directed to issue certificates representing shares (or confirm purchases to investors and credit such purchases to their accounts) of the Series I Common Shares of Mutual Funds, and such shares are hereby declared to be validly and legally issued, fully paid and nonassessable.

Designation of Class I and Class S of Series I Common Shares of Sit Mutual Funds, Inc. (Sit Small Cap Dividend Growth Fund)

WHEREAS, the shareholders of Sit Mutual Funds, Inc. (“Mutual Funds”), have authorized one trillion (1,000,000,000,000) shares of common stock, $.01 par value per share, of which ten billion (10,000,000,000) shares have been designated Series A Common Shares; ten billion (10,000,000,000) shares have been designated Series B Common Shares; ten billion (10,000,000,000) shares have been designated Series C Common Shares; ten billion (10,000,000,000) shares have been designated Series D Common Shares; ten billion (10,000,000,000) shares have been designated Series G Common Shares; ten billion (10,000,000,000) shares have been designated Series H Common Shares; ten billion (10,000,000,000) shares have been designated Series I Common Shares; and

WHEREAS, Section 5(b) of the Articles of Incorporation, as amended, of Mutual Funds provides that the Shares of each Series may be classified by the Board of Directors in one or more classes with such relative rights and preferences as shall be stated or expressed in a resolution or resolutions as may be adopted from time to time by the Board of Directors.

NOW THEREFORE, BE IT RESOLVED, that of the ten billion (10,000,000,000) shares which have been designated Series I Common Shares, one billion (1,000,000,000) Shares shall be designated Class I Shares, and one billion (1,000,000,000) Shares shall be designated Class S Shares.

BE IT FURTHER RESOLVED, that the Class I and Class S Common Shares designated by these resolutions shall have the relative rights and preferences set forth in Articles 5, 6 and 7 of the Articles of Incorporation of Mutual Funds. As provided in Article 5(b) of such Articles of Incorporation, any Class of Common Shares designated by these resolutions may be subject to such charges and expenses (including by way of example, but not by way of limitation, such front-end and deferred sales changes as may be permitted under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules of the Financial Industry Regulatory Authority, and expenses under Rule 12b-1 plans, administration plans, service plans, or other plans or arrangements, however designated) as may be adopted from time to time by the Board of Directors of Mutual Funds in accordance, to the extent applicable, with the 1940 Act, which charges and expenses may differ from those applicable to another Class, and all of the charges and expenses to which a Class is subject shall be borne by such Class and shall be appropriately reflected in determining the net asset value and the amounts payable with respect to dividends and distributions on, and redemptions or liquidations of, such Class.

BE IT FURTHER RESOLVED, that the officers of Mutual Funds are hereby authorized and directed to file with the Secretary of State of the State of Minnesota, a Certificate of Designation setting forth the relative rights and preferences of the Series I Common Shares (and Class I and Class S thereof) in relation to the other series of Mutual Funds, as required by Section 302A.401, Subd. 3(b) of the Minnesota Statutes.

BE IT FURTHER RESOLVED, that there is hereby authorized the issuance of said Class I and Class S of Series I Common Shares, provided such Shares shall be issued at a price no less than their net asset value per share.

BE IT FURTHER RESOLVED, that upon receipt of the issuance price for the shares authorized to be issued hereinabove, either in connection with the original issue of the shares or the issue following the redemption of such shares by Mutual Funds (and after filing with the Secretary of State of the State of Minnesota pursuant to Section 302A.401, Subd. 3(b) of the Minnesota Statutes, the aforementioned Certificate of Designation setting forth the name of the corporation and the text of the relevant portions of these resolutions and certifying the adoption of such portions of these resolutions and the date of adoption), the officers of Mutual Funds are hereby authorized and directed to issue certificates representing shares (or confirm purchases to investors and credit such purchases to their accounts) of the Class I and Class S of Series I Common Shares of Mutual Funds, and such Shares are hereby declared to be validly and legally issued, fully paid and nonassessable.

IN WITNESS WHEREOF, the undersigned has signed this Certificate of Designation on behalf of Mutual Funds this 20th day of March, 2015.

/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer and Chief Compliance
Officer

CERTIFICATE OF DESIGNATION

OF

SERIES J COMMON SHARES

AND

CLASS I AND CLASS S

OF SUCH

SERIES J COMMON SHARES OF

SIT MUTUAL FUNDS, INC.

The undersigned duly elected Vice President, Treasurer and Chief Compliance Officer of Sit Mutual Funds, Inc., a Minnesota corporation (“Mutual Funds”), hereby certifies that the following is a true, complete and correct copy of resolutions duly adopted by a majority of the directors of the Board of Directors of Mutual Funds on April 18, 2016.

Designation of Series J Common Shares of Sit Mutual Funds, Inc. (Sit ESG Growth Fund)

WHEREAS, the shareholders of Sit Mutual Funds, Inc. (“Mutual Funds”), have authorized one trillion (1,000,000,000,000) shares of common stock, $.01 par value per share, of which ten billion (10,000,000,000) shares have been designated Series A Common Shares; ten billion (10,000,000,000) shares have been designated Series B Common Shares; ten billion (10,000,000,000) shares have been designated Series C Common Shares; ten billion (10,000,000,000) shares have been designated Series D Common Shares; ten billion (10,000,000,000) shares have been designated Series G; Common Shares; ten billion (10,000,000,000) shares have been designated Series H; Common Shares; ten billion (10,000,000,000) shares have been designated Series I; and

WHEREAS, said Articles of Incorporation, as amended, set forth that the balance of authorized but unissued shares of common stock may be issued in such series and with such designations, preferences and relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, as shall be stated or expressed in a resolution or resolutions providing for the issue of any series of common shares as may be adopted from time to time by the Board of Directors of Mutual Funds;

NOW, THEREFORE, BE IT RESOLVED, that ten billion (10,000,000,000) of the remaining authorized but unissued common shares of Mutual Funds be, and they hereby are, designated as Series J Common Shares, and said Series J represents an interest in a separate and distinct portion of Mutual Funds’ assets and liabilities, which shall take the form of a separate portfolio of investment securities, cash, other assets and liabilities.

BE IT FURTHER RESOLVED, that Articles 6 and 7 of the Articles of Incorporation as amended, of Mutual Funds setting forth the preferences and relative, participating, optional or other special rights, and qualifications, limitations and restrictions thereof, of and among each series of common shares be, and they hereby are, adopted as the preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions thereof, of and among the Series A Common Shares, Series B

Common Shares, Series C Common Shares, Series D Common Shares, Series G Common Shares, Series H Common Shares, Series I Common Shares, and Series J Common Shares of Mutual Funds.

BE IT FURTHER RESOLVED, that the officers of Mutual Funds are hereby authorized and directed to file with the Secretary of State of the State of Minnesota, a Certificate of Designation setting forth the relative rights and preferences of the Series J Common Shares in relation to the other series of Mutual Funds, as required by Section 302A.401, Subd. 3(b) of the Minnesota Statutes.

BE IT FURTHER RESOLVED, that there is hereby authorized the issuance of the entire authorized amount of said Series J Common Shares, provided that such shares shall be issued at a price no less than their net asset value per share.

BE IT FURTHER RESOLVED, that upon receipt of the issuance price for the shares authorized to be issued hereinabove, either in connection with the original issue of the shares or the issue following the redemption of such shares by Mutual Funds (and after filing with the Secretary of State of the State of Minnesota pursuant to Section 302A.401, Subd 3(b) of the Minnesota Statutes, the aforementioned Certificate of Designation setting forth the name of the corporation and the text of the relevant portions of these resolutions and certifying the adoption of such portions of these resolutions and the date of adoption), the officers of Mutual Funds are hereby authorized and directed to issue certificates representing shares (or confirm purchases to investors and credit such purchases to their accounts) of the Series J Common Shares of Mutual Funds, and such shares are hereby declared to be validly and legally issued, fully paid and nonassessable.

Designation of Class I and Class S of Series J Common Shares of Sit Mutual Funds, Inc. (Sit ESG Growth Fund)

WHEREAS, the shareholders of Sit Mutual Funds, Inc. (“Mutual Funds”), have authorized one trillion (1,000,000,000,000) shares of common stock, $.01 par value per share, of which ten billion (10,000,000,000) shares have been designated Series A Common Shares; ten billion (10,000,000,000) shares have been designated Series B Common Shares; ten billion (10,000,000,000) shares have been designated Series C Common Shares; ten billion (10,000,000,000) shares have been designated Series D Common Shares; ten billion (10,000,000,000) shares have been designated Series G Common Shares; ten billion (10,000,000,000) shares have been designated Series H Common Shares; ten billion (10,000,000,000) shares have been designated Series I Common Shares; ten billion (10,000,000,000) shares have been designated Series J Common Shares; and

WHEREAS, Section 5(b) of the Articles of Incorporation, as amended, of Mutual Funds provides that the Shares of each Series may be classified by the Board of Directors in one or more classes with such relative rights and preferences as shall be stated or expressed in a resolution or resolutions as may be adopted from time to time by the Board of Directors.

NOW THEREFORE, BE IT RESOLVED, that of the ten billion (10,000,000,000) shares which have been designated Series J Common Shares, one billion (1,000,000,000) Shares shall be designated Class I Shares, and one billion (1,000,000,000) Shares shall be designated Class S Shares.

BE IT FURTHER RESOLVED, that the Class I and Class S Common Shares designated by these resolutions shall have the relative rights and preferences set forth in Articles 5, 6 and 7 of the Articles of Incorporation of Mutual Funds. As provided in Article 5(b) of such Articles of Incorporation, any Class of Common Shares designated by these resolutions may be subject to such charges and expenses (including by way of example, but not by way of limitation, such front-end and deferred sales changes as may be permitted under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules of the Financial Industry Regulatory Authority, and expenses under Rule 12b-1 plans, administration plans, service plans, or other plans or arrangements, however designated) as may be adopted from time to time by the Board of Directors of Mutual Funds in accordance, to the extent applicable, with the 1940 Act, which charges and expenses may differ from those applicable to another Class, and all of the charges and expenses to which a Class is subject shall be borne by such Class and shall be appropriately reflected in determining the net asset value and the amounts payable with respect to dividends and distributions on, and redemptions or liquidations of, such Class.

BE IT FURTHER RESOLVED, that the officers of Mutual Funds are hereby authorized and directed to file with the Secretary of State of the State of Minnesota, a Certificate of Designation setting forth the relative rights and preferences of the Series J Common Shares (and Class I and Class S thereof) in relation to the other series of Mutual Funds, as required by Section 302A.401, Subd. 3(b) of the Minnesota Statutes.

BE IT FURTHER RESOLVED, that there is hereby authorized the issuance of the entire authorized amount of said Class I and Class S of Series J Common Shares, provided such Shares shall be issued at a price no less than their net asset value per share.

BE IT FURTHER RESOLVED, that upon receipt of the issuance price for the shares authorized to be issued hereinabove, either in connection with the original issue of the shares or the issue following the redemption of such shares by Mutual Funds (and after filing with the Secretary of State of the State of Minnesota pursuant to Section 302A.401, Subd. 3(b) of the Minnesota Statutes, the aforementioned Certificate of Designation setting forth the name of the corporation and the text of the relevant portions of these resolutions and certifying the adoption of such portions of these resolutions and the date of adoption), the officers of Mutual Funds are hereby authorized and directed to issue certificates representing shares (or confirm purchases to investors and credit such purchases to their accounts) of the Class I and Class S of Series J Common Shares of Mutual Funds, and such Shares are hereby declared to be validly and legally issued, fully paid and nonassessable.

IN WITNESS WHEREOF, the undersigned has signed this Certificate of Designation on behalf of Mutual Funds this ____day of __________________.

Paul E. Rasmussen
Vice President, Treasurer and Chief Compliance
Officer